LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
                       Supplement to the Service Class and
                           Standard Class Prospectuses
                as Supplemented May 9, 2005 and October 27, 2005



                            Capital Appreciation Fund

This supplement describes certain changes to the Service Class and Standard Class Prospectuses for Lincoln Variable Insurance Products Trust.

Effective March 13, 2006, Page GPD-2 of the Service Class and Standard Class Prospectuses is amended by deleting the paragraph entitled "Portfolio Manager" with respect to the Capital Appreciation Fund and replacing it with the following:

         Portfolio Manager: Edward Keely, Vice President, has been responsible for managing the fund since March 2006. Prior to joining Janus in 1998, he was a Senior Vice President of Investments at Founders Funds. Mr. Keely was also portfolio manager of Founders Growth Fund from 1994 to 1998. Prior to that, he served as assistant portfolio manager of Founders Discovery and Frontier Funds. Mr. Keely joined Founders in 1989 as an analyst and holds a bachelor's degree in economics from Colorado College. Mr. Keely is a Chartered Financial Analyst and has 17 years of professional investment experience.



This Supplement is dated March 15, 2006.




     Please keep this Supplement with your Prospectus for future reference.